SUB-ITEM 77Q1(A)

                                AMENDMENT NO. 16
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

     This Amendment No. 16 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (this "Amendment") amends, effective as of February 12, 2010, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds dated as of September 14, 2005, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

     WHEREAS, the parties desire to amend the Agreement to change the name of Van Kampen V.I. Capital Growth Fund, Van Kampen V.I. Comstock Fund, Van Kampen V.I. Equity and Income Fund, Van Kampen V.I. Global Tactical Asset Allocation Fund, Van Kampen V.I. Global Value Equity Fund, Van Kampen V.I. Government Fund, Van Kampen V.I. Growth and Income Fund, Van Kampen V.I. High Yield Fund, Van Kampen V.I. International Growth Equity Fund, Van Kampen V.I. Mid Cap Growth Fund, Van Kampen V.I. Mid Cap Value Fund and Van Kampen V.I. Value Fund to Invesco Van Kampen V.I. Capital Growth Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund, Invesco Van Kampen V.I. Global Value Equity Fund, Invesco Van Kampen V.I. Government Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. High Yield Fund, Invesco Van Kampen V.I. International Growth Equity Fund, Invesco Van Kampen V.I. Mid Cap Growth Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund, respectively;

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 12, 2010.


                                        By: /s/ John M. Zerr
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                   "SCHEDULE A

                          AIM VARIABLE INSURANCE FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                                       CLASSES OF EACH PORTFOLIO
---------                                                       -------------------------
AIM V.I. Basic Balanced Fund                                        Series I shares
                                                                    Series II shares
AIM V.I. Basic Value Fund                                           Series I shares
                                                                    Series II shares
AIM V.I. Capital Appreciation Fund                                  Series I shares
                                                                    Series II shares
AIM V.I. Capital Development Fund                                   Series I shares
                                                                    Series II shares
AIM V.I. Core Equity Fund                                           Series I shares
                                                                    Series II shares
AIM V.I. Diversified Income Fund                                    Series I shares
                                                                    Series II shares
AIM V.I. Dynamics Fund                                              Series I shares
                                                                    Series II shares
AIM V.I. Financial Services Fund                                    Series I shares
                                                                    Series II shares
AIM V.I. Global Health Care Fund                                    Series I shares
                                                                    Series II shares
AIM V.I. Global Multi-Asset Fund                                    Series I shares
                                                                    Series II shares
AIM V.I. Global Real Estate Fund                                    Series I shares
                                                                    Series II shares
AIM V.I. Government Securities Fund                                 Series I shares
                                                                    Series II shares
AIM V.I. High Yield Fund                                            Series I shares
                                                                    Series II shares
AIM V.I. International Growth Fund                                  Series I shares
                                                                    Series II shares
AIM V.I. Large Cap Growth Fund                                      Series I shares
                                                                    Series II shares
AIM V.I. Leisure Fund                                               Series I shares
                                                                    Series II shares

AIM V.I. Mid Cap Core Equity Fund                                   Series I shares
                                                                    Series II shares
AIM V.I. Money Market Fund                                          Series I shares
                                                                    Series II shares
AIM V.I. Small Cap Equity Fund                                      Series I shares
                                                                    Series II shares
AIM V.I. Technology Fund                                            Series I shares
                                                                    Series II shares
AIM V.I. Utilities Fund                                             Series I shares
                                                                    Series II shares
Invesco V.I. Dividend Growth Fund                                   Series I shares
                                                                    Series II shares
Invesco V.I. Global Dividend Growth Fund                            Series I shares
                                                                    Series II shares
Invesco V.I. High Yield Fund                                        Series I shares
                                                                    Series II shares
Invesco V.I. Income Builder Fund                                    Series I shares
                                                                    Series II shares
Invesco V.I. S&P 500 Index Fund                                     Series I shares
                                                                    Series II shares
Invesco V.I. Select Dimensions Balanced Fund                        Series I shares
                                                                    Series II shares
Invesco V.I. Select Dimensions Dividend Growth Fund                 Series I shares
                                                                    Series II shares
Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund        Series I shares
                                                                    Series II shares
Invesco Van Kampen V.I. Capital Growth Fund                         Series I shares
                                                                    Series II shares
Invesco Van Kampen V.I. Comstock Fund                               Series I shares
                                                                    Series II shares
Invesco Van Kampen V.I. Equity and Income Fund                      Series I shares
                                                                    Series II shares
Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund       Series I shares
                                                                    Series II shares
Invesco Van Kampen V.I. Global Value Equity Fund                    Series I shares
                                                                    Series II shares
Invesco Van Kampen V.I. Government Fund                             Series I shares
                                                                    Series II shares

Invesco Van Kampen V.I. Growth and Income Fund                      Series I shares
                                                                    Series II shares
Invesco Van Kampen V.I. High Yield Fund                             Series I shares
                                                                    Series II shares
Invesco Van Kampen V.I. International Growth Equity Fund            Series I shares
                                                                    Series II shares
Invesco Van Kampen V.I. Mid Cap Growth Fund                         Series I shares
                                                                    Series II shares
Invesco Van Kampen V.I. Mid Cap Value Fund                          Series I shares
                                                                    Series II shares
Invesco Van Kampen V.I. Value Fund                                  Series I shares
                                                                    Series II shares"

                                       4